UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                   MAY 1, 2008
                ________________________________________________
                Date of Report (Date of earliest event reported)


                            MAINLAND RESOURCES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           NEVADA                      000-52782                 90-0335743
____________________________    ________________________     ___________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

                       17314 STATE HIGHWAY 249, SUITE 306
                              HOUTSON, TEXAS 77064
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (281) 469-5990
               __________________________________________________
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective on May 1, 2008, the Board of Directors of Mainland Resources, Inc., a Nevada corporation (the "Company"), pursuant to unanimous written consent in lieu of a meeting authorized and approved the execution of a one-year master operating agreement dated May 1, 2008 (the "Operating Agreement") between the Company and OPS Group Limited, a Texas corporation ("OPS"). OPS provides a cost-effective outsouring of engineering, regulatory and accounting services as an operating package. Pursuant to the terms and provisions of the Operating Agreement, OPS shall act as the operator for the planned drilling program on the Company's East Holly Field Leases in DeSoto Parish, Louisiana.

In accordance with the further terms and provisions of the Operating  Agreement:
(i) upon written request from the Company for services, OPS may perform such services related to general operations, including drilling and production duties on certain oil and gas wells and hydrocarbon production facilitites (collectively, the "Oil and Gas Projects"); (ii) in the event OPS accepts such request for services to be rendered for the Oil and Gas Projects, OPS shall undertake the performance of such services until such services are 100% funded by way of advance payments by the Company to OPS under the Operating Agreement;
(iii) OPS shall furnish authority for expenditures to the Company not to exceed $25,000.00 and the Company shall provide to OPS written authorization to commence purchases or operations to be performned by OPS for the Oil and Gas Projects; and (iv) the Company shall compensate OPS for services rendered based upon an operating overhead fee schedule. Further terms and provisions of the Operating Agreement provide for automatic renewal for consecutive one year terms after expiration of the initial one-year term.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

    Not applicable.

(b) Pro forma Financial Information.

    Not applicable.

(c) Shell Company Transaction.

    Not applicable.

(d) Exhibits.

     10.1 Master Operating Agreement dated May 1, 2008 between Mainland Resources, Inc. and OPS Group Limited.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MAINLAND RESOURCES, INC.



DATE:  May 13, 2008.                    /s/ MICHAEL J. NEWPORT
                                        ________________________________________
                                        NAME: Michael J. Newport
                                        TITLE: President/Chief Executive Officer


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